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                                                                    EXHIBIT 10.7


Case No. OG-G-867
-----------------

                         FIRST PREFERRED SHIP MORTGAGE
                        TO THE UNITED STATES OF AMERICA


                      ARTICLE I:  CREATION OF ENCUMBRANCE

     SECTION 1.   PREFERRED SHIP MORTGAGE: THIS MORTGAGE, dated the       day of
                , 1998, by Omega Protein, Inc., formerly Zapata Protein (USA), Inc., 1514 Martens Drive, Hammond, Louisiana, 70401, owning 100%, (herein, the "BORROWER") to the United States of America, acting by and through the Secretary of Commerce, NOAA, National Marine Fisheries Service (NMFS), Financial Services, Southeastern Branch, 9721 Executive Center Drive North, St. Petersburg,
Florida 33702 (herein, the "GOVERNMENT"),

     WITNESSETH:

     SECTION 2. ENCUMBERED VESSEL: WHEREAS, the BORROWER is the sole owner of the fishing VESSEL, GRAND CALLIOU, O.N. 509018, more fully described in
ARTICLE I, Section 4, of this Mortgage; and

     SECTION 3. OBLIGATIONS SECURED: WHEREAS, the BORROWER, in consideration of the issuance of a certain Guarantee by the GOVERNMENT (the "Guarantee"), pursuant to Title XI of the Merchant Marine Act, 1936, as amended (the "Title XI"), guaranteeing the payment of the unpaid interest on, and the unpaid balance of the principal on a certain promissory note dated the date hereof, executed and delivered by the BORROWER in the principal amount of $668,399.00 (the "Guaranteed Note"), has executed and delivered to the GOVERNMENT its promissory
note dated             , 1998, in the principal amount of 668,399.00, a copy of
which is attached hereto as Exhibit 1 (the "Promissory Note"), and has agreed to execute and deliver this First Preferred Ship Mortgage (the "Mortgage") to the GOVERNMENT (for the purpose of securing the payment of the principal of and interest on the Guaranteed Note and the Promissory Note (the "Notes") in accordance with its terms and the Mortgage.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged by the BORROWER, and in order to secure the payment of the principal of and interest on the Notes, any amended, substitute or subsequent Notes, and the payment of all other sums arising from this transaction, any future advances or refinancing of this debt, or any other sums that may hereafter become secured by this Mortgage, and to secure the performance and observance of and compliance with the covenants, terms, and conditions herein, and in the Notes contained, and in all other documents executed by the BORROWER and the GOVERNMENT, including, but not limited to all Approval-in-Principle Letters and the Title XI Financial Agreement, and to secure the payment of all other indebtedness at any time hereafter owing by the BORROWER to the GOVERNMENT, has granted, conveyed, mortgaged, pledged, assigned, transferred, set over, and confirmed and does by these presents grant, convey, mortgage, pledge, assign, transfer, set over, and confirm unto the GOVERNMENT the whole of the VESSEL described in SECTION 4, below.

     SECTION 4. SECURITY AGREEMENT: The VESSEL subject to this Mortgage is that certain oil screw VESSEL named GRAND CALLIOU, Official Number 509018, of about 537 gross tons and 366 net tons, register, together with all her accessories and appurtenances, including, but not limited to anchors, apparel, boats, boilers, cables, catch, chains, charter hire, electronics, engines, equipment, fishing gear, freight, furniture, machinery, masts, motors, nets, product, related gear, rents or profits, rigging, sails, skiffs, spare parts, spars, substitutions, supplies, tackle, and parts and accessories affixed to or used in connection therewith, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals, and replacements hereafter made in, on, or to the said VESSEL or any part thereof, and in, on, or to its equipment and appurtenances as aforesaid (herein the "VESSEL"), BORROWER further grants to the GOVERNMENT, pursuant to the Uniform Commercial Code of Louisiana, a security interest in said goods, together with all of BORROWER'S accounts receivable, contract rights, contracts, general intangibles, inventory, Individual Transferable Quotas, licenses, permits, and proceeds of any of the foregoing. In the event of a foreclosure sale, under the terms of this Mortgage, or under judgment of a court, all property herein described may, at the option of the GOVERNMENT, be sold as a whole or in parts, and it shall not be necessary to have present at the place of sale the property or any part thereof. With respect to the property hereinabove described, this Mortgage shall constitute a security agreement between the BORROWER and the GOVERNMENT. The GOVERNMENT shall have all of the rights conferred on secured parties by the Uniform Commercial Code. Such rights shall be
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cumulative of all other rights of the GOVERNMENT hereunder. It is expressly agreed that if on default the GOVERNMENT should proceed to dispose of the property, or any part thereof, in accordance with the provisions of the Uniform Commercial Code, ten (10) days notice by the GOVERNMENT to the BORROWER shall be deemed to be reasonable notice under any provisions of the Uniform Commercial Code requiring such notice; provided, however, that the GOVERNMENT may at its option dispose of the property, or any part thereof, in accordance with the GOVERNMENT'S rights and remedies pursuant to the other provisions of this Mortgage, in lieu of proceeding under the Uniform Commercial Code.

Should a limited fisheries access system be initiated at some future date under which the BORROWER is granted, or has been granted, prior to the date of this Mortgage, a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right (however characterized) of whatsoever nature affecting, necessary for, or in any other way (however characterized) associated with any of the property included in or subject to the Security Documents, the BORROWER agrees that it shall grant to the GOVERNMENT a full senior security interest in such allocation by whatsoever means deemed by the GOVERNMENT (in the GOVERNMENT'S sole discretion) to be appropriate (including, but not limited to, the BORROWER'S execution of security agreements and the filing of financing statements under the U.C.C.). Further, if the BORROWER fails to do so, the BORROWER agrees that the GOVERNMENT may (in the GOVERNMENT'S sole discretion) use, for the purpose of executing, delivering, and otherwise perfecting whatever documents may be required to perfect the grant to the GOVERNMENT of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the GOVERNMENT by the Security Documents.

     SECTION 5. FINANCING STATEMENT: Some of the items of property described herein are goods that are or are to become accessories and appurtenances to the VESSEL described herein, and it is intended that as to those goods, this Mortgage shall be effective as a financing statement. Information concerning the security interest created by this instrument may be obtained from the BORROWER or the GOVERNMENT, at the addresses set out in the first paragraph of this Mortgage.

     TO HAVE AND TO HOLD all and singular the above-mortgaged and described property unto the GOVERNMENT forever;

     PROVIDED ALWAYS, and the condition of these presents is such, that if the BORROWER, its successors or assigns shall pay, or cause to be paid, the principal of and interest on the Notes in accordance with the terms of the Notes and the Mortgage and shall pay any and all other sums that may hereinafter become secured by this Mortgage in accordance with the terms hereof, and shall keep, perform, and observe all and singular the covenants and promises in the Notes and in the Mortgage contained, expressed, or implied to be kept, performed, and observed by or on the part of the BORROWER, then this Mortgage and the estate and rights hereby granted shall cease, determine, and be void; otherwise to remain in full force and effect.

     The GOVERNMENT hereby covenants and agrees that the VESSEL is to be held by the BORROWER subject to the further covenants, conditions, and uses hereinafter set forth as follows:

                      ARTICLE II: BORROWER'S OBLIGATIONS

     SECTION 1. CITIZENSHIP AND TITLE REQUIREMENTS: The BORROWER (i) is and shall continue to be a citizen of the United States as defined in SECTION 2 of the Shipping Act, 1916, as amended, for coastwise trade, and (ii) is entitled to own and operate the VESSEL under her marine document and shall maintain such marine document in full force and effect. The Notes and this Mortgage have been duly executed and delivered, and the Notes in the hands of the holder thereof is and will be a valid and enforceable obligation of the BORROWER in accordance with its terms. The BORROWER lawfully owns and is lawfully possessed of the whole of the VESSEL free from any lien whatsoever except the lien of this Mortgage, and other liens permitted by Section 8 of ARTICLE II, and covenants that it will warrant and defend the title and possession thereto and every part thereof for the benefit of the GOVERNMENT against the claims and demands of all persons or entities.



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     SECTION 2.   INSURANCE REQUIREMENTS

     (a) THE BORROWER WILL, AT ALL TIMES AND AT ITS OWN EXPENSE, KEEP THE VESSEL INSURED WITH RESPONSIBLE UNDERWRITERS and through responsible brokers, all in good standing and satisfactory to the GOVERNMENT, fully and adequately protecting the VESSEL and the GOVERNMENT'S interest therein against all marine perils and disasters and all hazards and risks, in any way arising out of the ownership, operation, or maintenance of the VESSEL, including but not limited to insurance as follows:

          (i) WHILE BEING OPERATED, NAVIGATING HULL INSURANCE must be in an amount equal to the full fair market value of the VESSEL. The policy valuation on the hull shall not exceed the aggregate amount insured by hull policies. The hull insurance shall be placed under the form of policy known as American Institute of Marine Underwriters form, or under such other form of policy as the GOVERNMENT may approve, insuring against the usual risks covered by such policies, including four-fourths running down clause, Inchmaree clause, and breach of warranty clause; and

          (ii) WHEN AND WHILE THE VESSEL IS LAID UP, and in lieu of the aforesaid navigating hull insurance referred to in (i) of this Section, port risk insurance under forms of port risk policies approved by the GOVERNMENT.

     (b) THE BORROWER EXPRESSLY COVENANTS AND AGREES TO KEEP THE POLICIES RENEWED from time to time, to keep the same valid at all times for the amounts aforesaid, and to keep the premiums thereon fully paid at all times so long as this Mortgage shall be in effect; provided that the policies required by paragraphs (a)(i) and (a)(ii) of this Section may provide, so long as no Event of Default has occurred and is continuing, that payment of losses up to $100,000 or such other amount as may be approved by the GOVERNMENT, may be paid directly to the BORROWER provided that the total amount of the loss, net of the deductible does not exceed $100,000. The BORROWER shall not do any act nor voluntarily suffer or permit any act to be done whereby insurance is or may be suspended, impaired, or defeated, and shall not suffer nor permit the VESSEL to engage in any voyage or to carry any cargo not permitted under the policy or policies of insurance in effect, unless and until the BORROWER shall first cover the VESSEL in the amount herein provided for, with insurance satisfactory to the GOVERNMENT for such voyage or for the carriage of such cargo.

     (c) IN THE EVENT THE BORROWER FAILS TO PROCURE ANY OF THE INSURANCE hereinabove mentioned, or fails to perform any of the covenants and agreements contained herein, the GOVERNMENT may, but shall be under no duty to, procure such other or different insurance or coverage as it may deem advisable with uncontrolled discretion in the GOVERNMENT as to the nature, form, type, class, amount, and extent of such insurance or coverage; and all sums expended or advanced by the GOVERNMENT in procuring such insurance shall be secured by and shall be due and payable as provided in Article II, SECTION 8, hereof.

     (d) ALL INSURANCE SHALL BE TAKEN OUT IN THE NAME OF THE BORROWER AND THE GOVERNMENT as their interest may appear and policies and certificates shall provide that there shall be no recourse against the GOVERNMENT for payment of premiums and shall further provide for at least 20 days prior written notice to be given to the GOVERNMENT by the underwriters in the event of cancellation or modification. All original policies, binders, certificates, and covenants and all endorsements and riders thereto shall be delivered to the GOVERNMENT for approval and custody.

     (e) ALL INSURANCE POLICIES OR CERTIFICATES SHALL PROVIDE THAT LOSSES THEREUNDER SHALL BE PAYABLE TO THE GOVERNMENT. If no Event of Default exists under this Mortgage, the GOVERNMENT may, in its discretion, pay, from the proceeds of the insurance directly to the repairer, the amount of any authorized repairs, or if the BORROWER shall have first fully repaired the damage to the satisfaction of the GOVERNMENT and paid the cost thereof, to the BORROWER as reimbursement therefor. Any balance remaining from the aforesaid insurance proceeds will be applied as directed by the GOVERNMENT. If an Event of Default exists, the GOVERNMENT shall retain such insurance and, if such Event of Default is not cured, may apply the same in the manner provided in Article III,
SECTION 10, hereof.

     (f) IN THE EVENT OF AN ACTUAL OR CONSTRUCTIVE TOTAL LOSS, or an agreed or compromised total loss of or in case of requisition of title to the VESSEL, all amounts payable therefor shall, subject to Article II, SECTION 2 hereof, be paid to


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the GOVERNMENT and shall be applied first, to the payment of the expenses of the
GOVERNMENT in collecting such payments, and second, as provided in Article III,
SECTION 10, hereof.

     (g) IN THE EVENT THAT ANY CLAIM OR LIEN IS ASSERTED AGAINST THE VESSEL for loss, damage, or expense which is covered by insurance hereunder, and it is necessary for the BORROWER to obtain a bond or supply other security to prevent arrest of the VESSEL or to release the VESSEL from arrest on account of such claim or lien, the GOVERNMENT, on request of the BORROWER, may, in the sole discretion of the GOVERNMENT, and upon notice to the BORROWER, assign to any person, firm, or corporation executing a surety or guarantee bond or other agreements, to save or release the VESSEL from such arrest, all right, title, and interest of the GOVERNMENT in and to said insurance covering said loss, damage, or expense, as collateral security to indemnify against liability under said bond or other agreement.

     (h) PRIOR TO AN EVENT OF DEFAULT, protection and indemnity insurance will be required to be maintained on the VESSEL that is the subject of the Preferred Ship Mortgage in an amount acceptable to the GOVERNMENT.

     SECTION 3.   NO LIENS TO BE PLACED AGAINST THE VESSEL:

     (a) Neither the BORROWER, any charterer, the Master of the VESSEL, nor any other person has or shall have any right, power, or authority to create, incur, or permit to be placed, imposed, or continued upon the VESSEL any lien whatsoever other than the lien of this Mortgage or Permitted Liens as defined herein.

     (b) Permitted Liens. "Permitted Liens" means liens or other charges or encumbrances:

          (i) arising for damages out of tort covered by insurance except for any deductible amounts applicable thereto, for wages of a stevedore when employed directly by the owner, operator, master, ship's husband or agent of any VESSEL, for wages of the crew of any VESSEL, for general average, for salvage, including contract salvage, provided the same are paid immediately when due;

          (ii) in favor of any person furnishing repairs, supplies, towage, use of dry dock or marine railway, or other necessaries to a VESSEL on the order of BORROWER, or of a person authorized by BORROWER, provided the same are paid immediately when due.

          (iii) imposed on any VESSEL for taxes or GOVERNMENTAL charges or levies, provided the same are paid immediately when due;

          (iv) incurred in the ordinary course of business of any VESSEL not relating to money borrowed which (1) will be paid immediately when due, and
(2) which, in the aggregate, at any time are not significantly material to the operations or financial condition of BORROWER; and

          (v) arising by operation of law as a result of the modification of the VESSEL, including mechanic's liens, provided the same are paid immediately when due;

          (vi) in favor of the United States of America, the United States Department of Commerce, National Marine Fisheries Service, Financial Services Division;

     PROVIDED, HOWEVER, that with respect to the deductible amounts described in clause (i) and liens or encumbrances of the type described in clauses (ii),
(iii) and (v) not arising from or incurred in the ordinary course of business of BORROWER, BORROWER shall have set aside adequate reserves determined in accordance with generally accepted accounting principles, provided that for such deductible amounts and liens or encumbrances which, in the aggregate, exceed
US $100,000.00, such reserves are reasonably satisfactory to the GOVERNMENT and, provided, further, that the Permitted Liens described herein shall include only liens which are subordinate to, unless otherwise provided by, applicable law, the lien of the security interest in each VESSEL granted to the GOVERNMENT.

     As used herein, the term "immediately when due" shall mean the time when, according to applicable law, customary industry practices, or a prior course of dealing or other agreement between BORROWER and the lienholder, the lienholder expects payment to be



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made; provided that, if BORROWER desires to contest an asserted lien, BORROWER may do so if BORROWER acts in good faith and by appropriate proceedings and has set aside the reserves described above.

     SECTION 4.   NOTICE OF MORTGAGE:   The BORROWER shall carry a properly
certified copy of this Mortgage with the VESSEL's papers on board the VESSEL, shall exhibit the same on demand to any person having business with the VESSEL, or to any representative of the GOVERNMENT, and shall place and keep prominently displayed in the pilot house, master's cabin, and engine room of the VESSEL a framed, printed or typewritten notice reading as follows:

"NOTICE OF MORTGAGE: This VESSEL is covered by a First Preferred Ship Mortgage given to the United States of America, under authority of the Ship Mortgage Act, 1920, as amended. Under the terms of said Mortgage, neither the owner of this VESSEL, any charterer, the Master of this VESSEL, nor any other person has any right, power, or authority to create, incur, or permit to be imposed upon the VESSEL any liens, maritime or otherwise, other than the lien of said Mortgage and liens for crew's wages, for wages of a stevadore when employed directly by the owner, the operator, master or agent of this VESSEL, for salvage, or the extent there are liens subordinate to the Mortgage, other liens incident to current operation for repairs"

     SECTION 5:   NOTICES TO THE GOVERNMENT:

     (a) OF ACTION AGAINST VESSEL: In the event that a suit or claim is filed against the VESSEL, or if the VESSEL shall be levied upon or taken into custody, or detained by any proceeding in any court, or tribunal, the BORROWER will, within 72 hours, notify the GOVERNMENT by telegram or facsimile, confirmed by letter, and the BORROWER will, within fifteen (15) days thereafter, cause the VESSEL to be discharged.

     (b) OF CASUALTIES OR DAMAGE TO THE VESSEL: Within 72 hours of the event, the BORROWER shall furnish the GOVERNMENT full information regarding any casualties or other accidents or damage to the VESSEL, including copies of any supporting documents, i.e., accident reports, claims, etc.; provided that such obligation shall not exist with respect to any casualty, accident, or damage that is less than $50,000 in amount, or is covered by insurance (including any deductible permitted by this Mortgage).

     SECTION 6:   MAINTENANCE AND INSPECTION COSTS:

     (a) VESSEL MAINTENANCE: At all times, at the BORROWER'S own cost and expense, the BORROWER will maintain and preserve the VESSEL in as good condition, working order and repair as on the date of this Mortgage, ordinary wear and tear excepted; provided, however, if subsequent to the date of this Mortgage, the VESSEL is reconstructed or reconditioned, the BORROWER will keep the VESSEL in as good condition, working order, and repair as the VESSEL was on the date said reconstruction or reconditioning was completed, ordinary wear and tear excepted. In addition to the foregoing, the BORROWER will keep the VESSEL in as good condition as will enable her to pass such inspection as may be required by marine underwriters as a condition of their writing such insurance in such amounts as are required under this Mortgage.

     (b) INSPECTION OF VESSEL: The BORROWER shall afford the GOVERNMENT or its authorized representatives full and complete access to the VESSEL, in port or at sea, at such times as the GOVERNMENT, in its sole discretion, may require, for the purpose of inspecting or valuing the VESSEL, her cargo, log, and papers.

     (c) BORROWER TO PAY THE COST OF ANNUAL INSPECTIONS, audits or appraisals, provided for in Paragraphs 6(a) and 6(b), immediately above, within 30 days of the GOVERNMENT's demand and all such amounts disbursed by the GOVERNMENT for such purpose shall, until fully repaid by the BORROWER, be added (payable upon the GOVERNMENT'S demand) to the BORROWER'S Promissory note to the GOVERNMENT and shall earn interest at the same rate as the other principal of the BORROWER'S Promissory Note and shall be secured by the Ship Mortgage and other securities which secure the BORROWER'S Promissory Note to the GOVERNMENT.

     SECTION 7.   TAXES & FEES:



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     (a)  The BORROWER will pay and discharge when due and payable from time to time all taxes, assessments, GOVERNMENTAL charges, fines, and penalties lawfully imposed on the VESSEL.

     (b) The BORROWER may fail to pay and discharge any taxes, assessments, governmental charges, fines and penalties (together, "Charges") imposed on the VESSEL so long as and to the extent that such Charges are being protested in good faith by proper proceedings diligently pursued.

     SECTION 8.   REIMBURSEMENT OF GOVERNMENT EXPENDITURES:   The BORROWER will
reimburse the GOVERNMENT for any and all expenditures which the GOVERNMENT may elect to make from time to time to protect the security granted hereunder (in the event of the BORROWER'S failure to do so), including, without limitation of the foregoing, payment of taxes, repairs, insurance premiums, the discharge of any lien, libel or seizure of the VESSEL, and expenses incurred by the GOVERNMENT in retaking the VESSEL; and any such payment made by the GOVERNMENT shall be for the account of the BORROWER, and the making thereof by the GOVERNMENT shall not cure the BORROWER'S default in that regard nor constitute a waiver of any right or remedy granted to the GOVERNMENT hereunder, and all sums so expended by the GOVERNMENT or any liability incurred by it shall be immediately due and payable and shall be deemed to be an indebtedness of the BORROWER and secured by this Mortgage, and until paid shall bear interest at the same rate as that provided in the Promissory Note.

     SECTION 9: GOVERNMENT'S PRIOR WRITTEN CONSENT REQUIRED: The BORROWER shall not, without prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, take any of the following actions:

     (a) SELL, MORTGAGE, TRANSFER, OR CHARTER THE VESSEL, and any such written consent obtained from the GOVERNMENT to any one sale, mortgage, transfer, or charter, shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, or charter. Any such sale, mortgage, transfer, or charter of the VESSEL shall be subject to the provisions of this Mortgage and to the lien it creates.

     (b) REMOVE, ATTEMPT TO REMOVE, OR ALLOW THE VESSEL TO BE MOVED beyond the Exclusive Economic Zone (EEZ) of the United States of America, as defined in 16 USC (S)1802(6)/1/, with the further limitation that the VESSEL may not be moved to or from zones contiguous to the territorial seas of the Commonwealth of Puerto Rico, U.S. Virgin Islands or Northern Mariana Islands without prior written consent of the Chief, Financial Services Division, (NMFS). Further, it is an event of default if VESSELS which are in foreign waters are not returned to the EEZ of the continental United States upon written demand made by the GOVERNMENT upon the VESSEL owner.

     (c)  TRANSFER PORT OF DOCUMENTATION OF THE VESSEL.

     SECTION 10. COMPLIANCE WITH FEDERAL SHIP MORTGAGE ACT: The BORROWER will comply with and satisfy all the provisions of the Ship Mortgage Act, 1920, as amended, 46 USC 31301, et seq. in order to establish and maintain this Mortgage as a Preferred Ship Mortgage upon the VESSEL.

     SECTION 11.  OPERATING RESTRICTIONS:

     (a) DOCUMENTATION: The BORROWER will keep the VESSEL documented under the laws of the United States.

------------------------------
/1/ 16 USC (S)1802(6): The Exclusive Economic Zone of the United States is a zone contiguous to the territorial sea, including zones contiguous to the territorial sea of the United States, the Commonwealth of Puerto Rico, the commonwealth of the Northern Mariana Islands (to the extent consistent with the Covenant and the United Nations Trusteeship Agreement), and the United States overseas territories and possessions. The Exclusive Economic Zone extends to a distance 200 nautical miles from the baseline from which the breadth of the territorial sea is measured. In cases where the maritime boundary with a neighboring State remains to be determined, the boundary of the Exclusive Economic Zone shall be determined by the United States and other State concerned in accordance with equitable principles.

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     (b)  LAWFUL OPERATION: The BORROWER will not cause or permit the VESSEL to be operated in any manner contrary to law or contrary to any rules and regulations which may from time to time be prescribed pursuant to law.

     (c) IF THE GOVERNMENT'S WRITTEN CONSENT TO REMOVE THE VESSEL BEYOND THE LIMITS OF THE UNITED STATES IS OBTAINED, the BORROWER will not abandon the VESSEL in a foreign port. The BORROWER will not engage in any unlawful trade or violate any law or carry any cargo that will expose the VESSEL to penalty, forfeiture, or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the VESSEL under the laws and regulations of the United States.

     (d) UPON DEMAND BY THE GOVERNMENT TO THE MASTER OF THE VESSEL or the BORROWER, the BORROWER will return the VESSEL to the EEZ of the United States and, if the GOVERNMENT so demands, to a port of call chosen by the GOVERNMENT, thereby revoking any prior consent extended by the GOVERNMENT with respect to operation of the VESSEL outside the EEZ of the United States.

     SECTION 12. SEVERABILITY CLAUSE: In the event that this Mortgage, the Notes, or any provisions hereof or thereof shall be deemed invalid in whole or in part by reason of any present or future law of the United States or any decision of any authoritative court, said invalidity or unenforceability shall not render any other provision(s) herein unenforceable or invalid; and the remaining provision(s) shall remain in full force and effect.

     SECTION 13. POWER OF ATTORNEY: If the documents at any time held by the GOVERNMENT are deemed by the GOVERNMENT, for any reason, to be insufficient to carry out the true intent and spirit of this Mortgage and the Notes, then from time to time the BORROWER will execute on its own behalf such other and further assurances and documents as in the opinion of counsel for the GOVERNMENT may be required more effectually to subject the VESSEL to the payment of the principal sum of the Notes, together with interest thereon, as in the Notes and this Mortgage. Upon failure of the BORROWER so to do, the GOVERNMENT may execute any and all such other and further assurances and documents, for and in the name of the BORROWER and the BORROWER hereby irrevocably appoint the GOVERNMENT the agent attorney-in-fact of the BORROWER so to do. Any expenses of the GOVERNMENT in connection with the foregoing shall be a debt due from the BORROWER to the GOVERNMENT in payment thereof and shall be secured by the lien of this Mortgage.

                             ARTICLE III: DEFAULT

     SECTION 1.   THE OCCURRENCE OF ANY OF THE FOLLOWING CONSTITUTES AN EVENT OF
DEFAULT:

     (a) ANY FAILURE TO OBSERVE, PERFORM, COMPLY WITH AND DISCHARGE ALL OF THE MATERIAL COVENANTS, CONDITIONS, AND OBLIGATIONS WHICH ARE IMPOSED ON:

          (i)   BORROWER by the Approval-in-Principle Letter, dated January 22,
1998, the Title XI Financial Agreement, dated                       , 1998, the
Promissory Note, this Mortgage and any other agreement or document executed in connection with this Mortgage and the Note, concurrently or otherwise, inclusive of amendments thereto, in connection with this Mortgage, or subsequent Mortgage, regardless of whether or not the BORROWER shall be a party to said agreement or document, and such default shall continue for fifteen (15) days after written notice thereof from the GOVERNMENT; or

          (ii) BORROWER by any Guaranty Agreement, whether or not the BORROWER is party to said agreement, and such default shall continue for fifteen (15) days after written notice thereof from the GOVERNMENT; or

     (b)  ANY FAILURE TO PAY OR MAKE PAYMENTS ON:

          (i) INTEREST ON THE PROMISSORY NOTE OR THE GUARANTEED NOTE when and as the same shall become due and payable as therein and herein provided, which continues for 15 days, and such default shall continue for fifteen (15) days after written notice thereof from the GOVERNMENT; or

          (ii) PRINCIPAL OF THE PROMISSORY NOTE OR THE GUARANTEED NOTE when and as the same shall become due and payable, whether at maturity, by notice of acceleration, or otherwise, and such default shall continue for fifteen (15) days after written notice thereof from the GOVERNMENT; or

          (iii) GUARANTEE FEES AS REQUIRED BY ARTICLE VII OF THE TITLE XI FINANCIAL AGREEMENT, WHICH CONTINUES FOR 15 DAYS AFTER NOTICE THEREOF FROM THE GOVERNMENT; or

          (iv) ANY OTHER SUMS OWED TO THE GOVERNMENT, including but not limited to past, present or future advances or extensions of credit.

     (c)  FINANCIAL EVENTS:

          (i) BORROWER makes a general assignment for the benefit of the BORROWER'S creditors; or

          (ii) BORROWER loses the right to do business, by forfeiture or otherwise; or

          (iii) A receiver or receivers of any kind whatsoever, whether appointed or not, in admiralty, bankruptcy, common law, or equity proceedings, and whether temporary or permanent, shall be appointed for the VESSEL or for any other property of the BORROWER; or

          (iv) A PETITION OR OTHER PROCEEDING OR ACTION IN BANKRUPTCY, regarding the BORROWER, is filed by the BORROWER or by creditors of the BORROWER; however, no proceeding or action in bankruptcy filed against the BORROWER by its creditors shall constitute an event of default under the Preferred Ship Mortgage unless such proceeding or action has not been dismissed sixty (60) days after the filing thereof; or

                THE BORROWER UNDERSTANDS THAT IF IT FILES BANKRUPTCY, IT WILL LOSE THE VESSEL. THE BORROWER EXPRESSLY AGREES TO AND UNDERSTANDS THAT IN THE EVENT OF BANKRUPTCY, THE VESSEL WHICH IS THE SECURITY FOR THIS PREFERRED SHIP MORTGAGE SHALL NOT GO OUT TO SEA, AND WILL REMAIN IN PORT IN THE JURISDICTION OF THE COURT WHERE THE BANKRUPTCY PETITION IS FILED.

     (d)  ACTUAL OR CONSTRUCTIVE UNINSURED TOTAL LOSS OF THE VESSEL; or

     (e) A MISREPRESENTATION OR UNDISCLOSED FACT, deemed material by the GOVERNMENT, made or omitted in any application, agreement, affidavit, or other document, submitted in connection with the Guarantee, on behalf of, or for the benefit of, or by the BORROWER; or

     (f) IMPAIRMENT OF COLLATERAL shall not constitute an event of default under the Preferred Ship Mortgage unless (1) the impairment results in a diminution of the value of the collateral in excess of $80,000.00, and (2) the impairment has not been cured or corrected within 60 days after the occurrence of the impairment, or if not so entirely cured and corrected, either (i) BORROWER is not proceeding diligently toward cure or correction, or (ii) it does not appear reasonable likely that such cure or correction shall occur within one hundred eighty (180) days; or

     (g) IMPAIRMENT OF ANY OTHER COLLATERAL which is given in addition to the VESSEL which is the subject of this Preferred Ship Mortgage, and which is not corrected nor cured within sixty (60) days.

     SECTION 2. GOVERNMENT ACTIONS UPON OCCURRENCE OF AN EVENT OF DEFAULT, whether or not the Guaranteed Note has been paid to the Lender by the GOVERNMENT, the GOVERNMENT may, in the GOVERNMENT's discretion, as long as such Event of Default shall be continuing, include any or all of the following:

     (a) DECLARE THE NOTE TO BE DUE AND PAYABLE IMMEDIATELY and upon such declaration the entire principal of and interest on the Note shall become and be immediately due and payable, and thereafter shall bear interest at eighteen percent (18%) per year unless such would violate the usury laws of the state where this Mortgage, the Note and the Guaranteed Note are executed, in which case the maximum legal rate of that state shall prevail; and/or

     (b) BRING SUIT AT LAW, IN EQUITY, OR IN ADMIRALTY, as it may be advised, to receive judgment for any and all amounts due under the Note, or otherwise hereunder, and collect the same out of any and all property of the BORROWER whether covered by this Mortgage or otherwise; and/or

     (c) RETAKE THE VESSEL WITHOUT LEGAL PROCESS wherever the same may be found, and the BORROWER or other person in possession forthwith upon demand of the GOVERNMENT shall surrender to the GOVERNMENT possession of the VESSEL, and, without being responsible for loss or damage, the GOVERNMENT may hold, lay-up, lease, charter, operate, or otherwise use the VESSEL for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the VESSEL and charging against all receipts from the use of the VESSEL, or from the sale thereof by court proceeding or pursuant to subsection (e) following, all costs, expenses, charges, damages, or losses by reason of such use; and if at any time the GOVERNMENT shall avail itself of the right herein given it to retake the VESSEL and shall retake it, the GOVERNMENT shall have the right to dock the VESSEL for a reasonable time at any dock, pier, or other premises of the BORROWER without charge, in which case the BORROWER hereby warrants that the VESSEL will be kept in a safe place and maintained in good condition, and the BORROWER will act as substitute trustee in accordance with requirements set by the GOVERNMENT; and/or

     (d) FORECLOSE THIS MORTGAGE pursuant to the terms and provisions of the Ship Mortgage Act, 1920, as amended, 46 USC 31301, et seq., or by other judicial process as may be provided in the Statutes; and/or

     (e) SELL THE VESSEL: In addition to any and all other rights, powers, and remedies elsewhere in this Mortgage or by law granted to and conferred upon the GOVERNMENT, sell the VESSEL upon such terms and conditions as it may deem to be for its best advantage, including the right to sell and dispose of the VESSEL free from any claim of or by the BORROWER, at public sale, by sealed bids or otherwise, after first giving notice of the time and place of sale, with a general description of the property by first publishing notice of any such sale for ten (10) consecutive days, except Sundays, in some newspaper of general circulation at the place designated for such sale, and by mailing notice of such sale to the BORROWER at his last known address; such sale may be held at such place and at such time as the GOVERNMENT in such notice may have specified, or may be adjourned by the GOVERNMENT from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice of publication the GOVERNMENT may make any such sale at the time and place to which the same shall be so adjourned; and any such sale may be conducted without bringing the VESSEL to the place designated for such sale and in such manner as the GOVERNMENT may deem to be for its best advantage, and the GOVERNMENT may become the purchaser at any such sale, and shall have the right to credit on the purchase price any or all sums of money due to the GOVERNMENT under the Note, or otherwise hereunder.

     SECTION 3. WAIVER OF DEFAULT: If the BORROWER shall have removed and remedied each Event of Default within thirty (30) days after the occurrence thereof, then in every such case the GOVERNMENT shall waive any such Event of Default; but no such waiver shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon; and provided, further, that if at any time after the expiration of thirty (30) days after any Event of Default shall have occurred, all Events of Default shall have been remedied and removed and full performance made by the BORROWER to the satisfaction of the GOVERNMENT and all installments of principal and interest in arrears (including interest at the rate set out in this SECTION) and the reasonable charges and expenses, if any, of the GOVERNMENT, it agents and attorneys, shall have been paid, then and in every such case the GOVERNMENT may waive any such Event of Default; and provided, also, that no waiver hereunder shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon.

     SECTION 4. ANY SALE OF THE VESSEL made in pursuance of this Mortgage shall operate to divest and forever bar the BORROWER from any and all right, title, and interest of any nature whatsoever of the BORROWER therein and thereto. No purchaser shall be bound to inquire whether notice has been given, or whether any Default has occurred, or as to the propriety of the sale, or as to the application of proceeds thereof.

     SECTION 5.   BORROWER TRANSFERS POWERS OF ATTORNEY TO GOVERNMENT:

     (a) POWER OF ATTORNEY: The BORROWER does hereby irrevocably appoint the GOVERNMENT the true and lawful attorney of the BORROWER, in its name and stead to make all necessary transfers of the VESSEL pursuant to the terms of this Mortgage and any other documents executed by the BORROWER, and for that purpose it shall execute all necessary instruments of assignment and transfer, and BORROWER hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof. Nevertheless, the BORROWER, shall, if so requested by the GOVERNMENT, ratify and confirm such sale by executing and delivering to the purchaser of the VESSEL such proper bill of sale, conveyance, instrument of transfer, and release as may be designated in such request.

     (b) POWER OF ATTORNEY: The BORROWER hereby irrevocably appoints the GOVERNMENT the true and lawful attorney of the BORROWER so long as an Event of Default shall have occurred and shall not have been waived in accordance with
SECTION 3 hereof, in the name of the BORROWER, to demand, collect, receive, compromise, and sue for, so far as may be permitted by law, all hire, earnings, issues, revenues, income, and profits of the VESSEL and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, any right of action against the designer, builder, surveyor, or other material party for any fault, negligence, or deficiency in design, construction or survey of the VESSEL, and all other sums, due or to become due, at or after the time of the happening of any Event of Default, in respect of the VESSEL or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the BORROWER, acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the BORROWER all checks, notes, drafts, warrants, agreements, and all other instruments in writing with respect to the foregoing.

     (c) APPOINTMENT OF RECEIVER AND SALE OF VESSEL: BORROWER covenants and agrees that so long as an Event of Default shall have occurred and shall not have been waived in accordance with SECTION 3 hereof, the GOVERNMENT in any suit to enforce any of its rights, powers, or remedies shall be entitled as a matter of right and not as a matter of discretion (i) to the appointment of a receiver or receivers of the VESSEL and that any receiver so appointed shall have full right and power to use and operate the VESSEL, and (ii) to a decree ordering and directing the sale and disposal of the VESSEL, and the GOVERNMENT may become the purchaser at said sale, and the GOVERNMENT shall have the right to credit on the purchase price any and all sums of money due to the GOVERNMENT under the Notes, or otherwise hereunder.

     SECTION 6. THE BORROWER AGREES TO PAY ALL REASONABLE ATTORNEY FEES incurred by the GOVERNMENT because of BORROWER'S failure to perform or discharge its obligations, as provided by this Mortgage, the Notes, or any other document or agreement executed in connection therewith, and BORROWER agrees that these fees shall be deemed to be an indebtedness of the BORROWER and shall be secured by this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Notes, and upon acceleration of the amounts owed under the Notes, shall bear interest at the accelerated rate.

     SECTION 7.   ACTIONS AGAINST THE VESSEL:

     (a) POWER OF ATTORNEY: In the event that the VESSEL shall be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction in any country or nation of the world or by any government or other authority and shall not be released from arrest or detention within fifteen (15) days from the date of arrest or detention, the BORROWER does hereby authorize and empower the GOVERNMENT in the name of the BORROWER and does hereby irrevocably appoint the GOVERNMENT and its successors and assigns the true and lawful attorney of the BORROWER, in its name and stead to apply for and receive possession of and to take possession of the VESSEL with all rights and powers that the BORROWER might have, possess, or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the GOVERNMENT but also by an appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

     (b) POWER OF ATTORNEY: The BORROWER also authorizes and empowers the GOVERNMENT or the GOVERNMENT'S appointee or appointees, as the true and lawful attorney of the BORROWER, to appear in the name of the BORROWER, or its successors or assigns, in any court of any country or nation of the world where a suit is pending against the VESSEL because of or on account of any alleged lien against the VESSEL from which the VESSEL has not been released and to take such proceedings as to them or any of them as may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the BORROWER to the GOVERNMENT and payment thereof shall be secured by the lien of this Mortgage.

     (c) JURISDICTION AND VENUE: The BORROWER hereby expressly and irrevocably consents to the jurisdiction of any court in any country whatsoever wherein the VESSEL may at any time be located for the foreclosure of this Mortgage, the sale of the VESSEL, or the enforcement of any other remedy or right hereunder, and hereby expressly and irrevocably submits the person of the BORROWER and the VESSEL to the jurisdiction of any such court in any country in any such action or proceeding, including, but not limited to the jurisdiction of the federal court which maintains jurisdiction over the VESSEL.

     (d) STATE LAW TO GOVERN: To the extent not governed by the laws of the United States, this Mortgage shall in all respects be governed by and construed in accordance with the laws of the State of Louisiana. The BORROWER irrevocably submits to the non-exclusive jurisdiction of the state and federal courts situated in the State of Louisiana in any proceeding relating to this Mortgage and agrees that any process or summons in any such action may be served by mailing to BORROWER a copy thereof.

     SECTION 8.   RIGHTS AND REMEDIES OF THE GOVERNMENT:

     (a) EACH AND EVERY POWER AND REMEDY HEREIN SPECIFICALLY GIVEN TO THE GOVERNMENT OR OTHERWISE IN THIS MORTGAGE SHALL BE CUMULATIVE and shall be in addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the GOVERNMENT, and shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the GOVERNMENT in the exercise of any right or power or in the pursuance of any remedy occurring upon any Event of Default shall impair any such right, power, or remedy or be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by the GOVERNMENT of any security or of any payment of or on account of the Note maturing after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

     (b) THE GOVERNMENT, IN ADDITION TO SUCH OTHER RIGHTS OR REMEDIES it may have, shall have the right, in its discretion, to take any and all action authorized by Sections 1105(c) and 1105(e) of Title XI and, to the extent not in express conflict with the action authorized by said Sections, or with this SECTION, any and all action provided for in or authorized or permitted by or in respect of this Mortgage, the Notes, Collateral or Security, and Policies of Insurance (including all action provided for in or authorized or permitted by or in respect of any or all said documents by the GOVERNMENT).

     SECTION 9. GOVERNMENTAL FAILURE TO JUDICIALLY ENFORCE THE PROVISIONS OF THESE DOCUMENTS DOES NOT INVALIDATE SAME: Where the GOVERNMENT shall have proceeded to enforce any right, power, or remedy under this Mortgage, or any other document which has been executed by the BORROWER, by foreclosure, entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the GOVERNMENT, then and in every such case the BORROWER and the GOVERNMENT shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies, and powers of the GOVERNMENT shall continue as if no such proceedings had been taken.

     SECTION 10. THE PROCEEDS OF ANY SALE OF THE VESSEL (after paying or deducting, in the case of sale, under any judicial proceedings, the fees, costs, and other charges therein), the net earnings from any management, charter, or other use of the VESSEL by the GOVERNMENT under any of the powers above specified, and the proceeds of any claim for damages on account of the VESSEL received by the GOVERNMENT while exercising any such power, and the proceeds of any insurance on the VESSEL (subject to the provisions of this agreement) shall be applied as follows:

     First: To the payment of all expenses and charges including the expenses of any sale, counsel fees, the expenses of any taking of possession of the VESSEL, and any other expenses or advances made or incurred by the GOVERNMENT in the protection of its rights or in the pursuance of its remedies hereunder and to the payment of any damages sustained by GOVERNMENT from the default or defaults of the BORROWER; and at the option of the GOVERNMENT to provide a fund adequate in the opinion of the GOVERNMENT to furnish suitable indemnity against liens claiming priority over this Mortgage;

     Second: To the payment of the amount then due and unpaid upon the Notes for principal and interest;

     Third: To the payment of all other sums secured hereby, including fees, whether due or not, and of all damages liquidated or otherwise hereunder; and

     Fourth: Any surplus then remaining shall belong and be paid or returned to the BORROWER or to whomever shall be lawfully entitled to receive the same.

       ARTICLE IV: POSSESSION AND USE OF VESSEL DURING TERM OF MORTGAGE

     Until an Event of Default hereunder shall happen, the BORROWER (a) shall be suffered and permitted to retain actual possession and use of the VESSEL and (b) subject to Article II, SECTION 6, hereof, shall have the right, from time to time, in its discretion, and without application to the GOVERNMENT, and without obtaining a release thereof by the GOVERNMENT, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of the VESSEL that are no longer useful, necessary, profitable, or advantageous in the operation of the VESSEL, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of substantially equal value to the BORROWER, which shall forthwith become subject to the lien of this Mortgage.

              ARTICLE V:  GENERAL TERMS & CONDITIONS OF MORTGAGE

     SECTION 1. TERMS OF THIS MORTGAGE: For the purposes of this Mortgage, the total amount is SIX HUNDRED SIXTY-EIGHT THOUSAND, THREE HUNDRED NINETY-NINE DOLLARS ($668,399.00) and interest and performance of mortgage covenants; the
date of maturity is                         , 2013, and the discharge amount is
the same as the total amount owed to the GOVERNMENT.

     SECTION 2. MULTIPLE ORIGINALS: This Mortgage may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument. The invalidity of any provision of this Mortgage shall not affect the remainder, which shall in such event be construed as if the invalid provision had not been inserted.

     SECTION 3. MORTGAGE BINDING ON HEIRS, ETC.: All the covenants, promises, stipulations, and agreements of the BORROWER in this Mortgage shall bind the BORROWER, the BORROWER'S heirs, executors, administrators, successors, and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     SECTION 4. NO WAIVER OF PREFERRED STATUS: Nothing in this Mortgage shall be construed as a waiver of the preferred status of this Mortgage by the GOVERNMENT. In the event that any provision of this Mortgage would, as a matter of law, operate to waive the preferred status thereof, such provision for all intents and purposes, shall be deemed eliminated therefrom as though such provision had never been inserted herein.

     SECTION 5. MORTGAGE CANNOT BE ALTERED OR WAIVED: This Mortgage may not be amended or supplemented except in writing by the BORROWER with the written consent thereto of the GOVERNMENT. The provisions of this Mortgage may not be waived except in writing by the GOVERNMENT.

     SECTION 6.   DEFINITIONS:

     (a) Any REFERENCE IN THIS MORTGAGE TO ANY OTHER INSTRUMENT or document, including any reference thereto by a designated term shall for the purpose of this Mortgage be deemed to mean or refer to, unless the context otherwise requires, such other instrument or document as the same may be amended or supplemented in writing or as the provisions thereof may be waived in writing with the prior written consent (except as they shall be a party or parties thereto) of the BORROWER and the GOVERNMENT.

     (b) The term "POLICIES OF INSURANCE" as used herein, means any and all insurance policies and related binders, riders, endorsements, certificates of entry, etc., e.g., those referred to in SECTION 2 of Article II.

     (c) The term "COLLATERAL" as used herein, means any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Promissory Note to the United States, any future advances or extensions of credit and this Mortgage or any part hereof.

     (d) The term "BORROWER" includes individuals and entities; singular and plural; and masculine and feminine gender.

     (e) The term "AFFILIATE" as used herein shall include any person or concern that, directly or indirectly, through one or more intermediates, controls, or is controlled by, or is under common control with, the BORROWER. The term "CONTROL" including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the BORROWER, whether through ownership, by contract, or otherwise.

     (f) The term "SECURITY DOCUMENTS" UCC Agreements, Title XI Financial Agreements, United States Guaranteed Promissory Note, Preferred Ship Mortgage to the USA, Promissory Note to the United States of America, United States Guaranteed Promissory Note, Mortgagor's Certificate, Security Agreement, and Deed of Trust.

     SECTION 7: TERMINATION OF MORTGAGE: If the whole amount of the Note and the Guaranteed Note, including all amendments or substitutions to either, (principal and interest) shall be paid in accordance with its terms and the terms of this Mortgage, and all other sums that may have become secured by the lien of this Mortgage shall be paid, then this Mortgage and the estate and rights hereunder shall cease, terminate and be void; and the GOVERNMENT, at the request of BORROWER and at BORROWER's cost and expense, shall execute on forms prepared by BORROWER which are satisfactory to the GOVERNMENT, and deliver to BORROWER proper instruments acknowledging satisfaction of and discharging this Mortgage.

     IN WITNESS WHEREOF, THE BORROWER has executed this Mortgage the day and year first above written.



ATTEST:                                BORROWER:   Omega Protein, Inc.



By:                                    By:
   -------------------------------        --------------------------------



Title:                                 Title:
      ----------------------------           -----------------------------


Date:                   , 1998
     -------------------

                                ACKNOWLEDGMENT



STATE OF
        --------------------------



COUNTY OF
         -------------------------


     On the      day of           , 1998, before me personally appeared
                              , to me known, who being by me duly sworn, did
depose and say that he is the                    of
          , and that he signed his name to said Mortgage by like order, and the
said         acknowledged to me that he executed said Mortgage as the
of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such
            , for the uses and purposes therein expressed.




                                       ----------------------------------------
                                       Notary Public



                                       My commission expires
                                                            -------------------